UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2018

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2018, TC PipeLines GP, Inc. ("TC PipeLines GP"), TC PipeLines, LP (the "Partnership") and TC PipeLines Intermediate GP, LLC ("New Intermediate GP") entered into a Contribution Agreement (the "Contribution Agreement"), pursuant to which TC PipeLines GP contributed its 1.0101% general partner interest in each of TC GL Intermediate Limited Partnership ("GL Intermediate"), TC PipeLines Intermediate Limited Partnership ("PipeLines Intermediate") and TC Tuscarora Intermediate Limited Partnership ("Tuscarora Intermediate", and together with GL Intermediate and PipeLines Intermediate, the "Intermediate Partnerships") to New Intermediate GP, and contributed 100% of the membership interests in New Intermediate GP to the Partnership in exchange for the issuance of a 1.0% general partner interest in the Partnership. These transactions, which received special approval by a conflicts committee of the board of directors of TC PipeLines GP, result in the Intermediate Partnerships being indirectly wholly-owned by the Partnership, and TC PipeLines GP owning a 2.0% general partner interest in the Partnership.

The foregoing is a summary of the material terms of the Contribution Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  This summary is qualified in its entirety by reference to the Contribution Agreement.  The Contribution Agreement should be read in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2018, TC PipeLines GP entered into a Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the "Fourth A&R Partnership Agreement").  The Fourth A&R Partnership Agreement amended the previously operative agreement by removing certain references to the Intermediate Partnerships and correcting certain minor errors.

The foregoing is a summary of the material amended terms of the Fourth A&R Partnership Agreement, a copy of which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.  This summary is qualified in its entirety by reference to the Fourth A&R Partnership Agreement.  The Fourth A&R Partnership Agreement should be read in its entirety.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Agreement of Limited Partnership of TC PipeLines, LP, dated December 31, 2018.
10.1	Contribution Agreement, dated December 31, 2018, by and among TC PipeLines GP, Inc., TC PipeLines, LP and TC PipeLines Intermediate GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  January 2, 2019

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Agreement of Limited Partnership of TC PipeLines, LP, dated December 31, 2018.
10.1	Contribution Agreement, dated December 31, 2018, by and among TC PipeLines GP, Inc., TC PipeLines, LP and TC PipeLines Intermediate GP, LLC.

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